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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT

                                AMENDMENT NO. 1

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  July 27, 2000

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                                 RED HAT, INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-26281                06-1364380
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
       Of Incorporation             File Number)          Identification No.)

      2600 Meridian Parkway
      Durham, North Carolina                                27713
      (Address of Principal Executive Offices)            (Zip Code)


      Registrant's telephone number, including area code:  (919) 547-0012

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Item 2.  Acquisition or Disposition of Assets

     On August 11, 2000, Red Hat, Inc. ("Red Hat") filed a Form 8-K to report completion of its acquisition of WireSpeed Communications Corporation, a privately held Alabama corporation ("WireSpeed"). This amendment is filed to provide the financial information required by Item 7 of Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     The following historical financial statements of WireSpeed, together with the report thereon signed by PricewaterhouseCoopers LLP, are filed as
Exhibit 99.1 to this report:

     1.   Balance Sheet at December 31, 1999 and March 31, 2000 (unaudited);

     2. Statement of Operations for the year ended December 31, 1999 and three months ended March 31, 2000 (unaudited);

     3. Statements of Changes in Stockholders Deficit for the year ended December 31, 1999 and three months ended March 31, 2000 (unaudited);

     4. Statement of Cash Flows for the for the year ended December 31, 1999 and three months ended March 31, 2000 (unaudited); and

     5.   Notes to Financial Statements.

(b)  Pro Forma Financial Information

     The unaudited pro forma combined balance sheets as of February 29, 2000 and May 31, 2000, and the unaudited pro forma combined statements of operations for the fiscal year ended February 29, 2000 and the three months ended May 31, 2000 are filed as Exhibit 99.2 to this report.

(c)  Exhibits

     Exhibit No.  Description
     -----------  -----------

        2.1 Stock Purchase Agreement, dated June 13, 2000, by and among Red Hat, WireSpeed, the stockholders of WireSpeed and Andrew Bailey, as Securityholder Agent*

        2.2 Amendment to Stock Purchase Agreement, dated July 27, 2000, by and among Red Hat, WireSpeed, the stockholders of WireSpeed and Andrew Bailey, as Securityholder Agent*

       23.1       Consent of PricewaterhouseCoopers LLP

       99.1       WireSpeed Historical Financial Statements

       99.2       Pro Forma Financial Statements
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     * Previously filed.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RED HAT, INC.

                                        By: /s/ Mark H. Webbink
                                           --------------------------
                                            Mark H. Webbink
                                            General Counsel

Dated: October 6, 2000

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